UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

Prism Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26083	94-3220749
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

101 Parkshore Dr., Suite 100
Folsom, California 95630

(Address of principal executive offices
including zip code)

(916) 932-2860
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 15, 2015, Internet Patents Corporation (the “Company”) amended its Certificate of Incorporation with the State of Delaware changing the name of the Company to Prism Technologies Group, Inc. The Board of Directors approved the name change on September 9, 2015.

Item 8.01	Other Events.

On September 16, 2015, the Company issued a press release announcing that the Company had changed its name to Prism Technologies Group, Inc. and will begin trading on the NASDAQ capital market under the symbol “PRZM” at the start of trading on September 23, 2015. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRISM TECHNOLOGIES GROUP, INC.

Date: September 16, 2015	By:	/s/ L. Eric Loewe
Name: L. Eric Loewe
Title: Senior Vice President, General Counsel and Secretary

Exhibit

No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation dated September 15, 2015.

99.1	Press release dated September 16, 2015.